SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant  _X_

Filed by a party other than the registrant

Check the appropriate box:
___  Preliminary proxy statement.             ___  Confidential, for use of the
                                                   Commission only (as permitted
                                                   By Rule 14a-6(e)(2)).
_X_  Definitive proxy statement.

___  Definitive additional materials.

___  Soliciting material under Rule 14a-12.

                             Insignia Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

___  No fee required.

___  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     ___ Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     ___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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                                       2

                         [INSIGNIA SYSTEMS, INC. LOGO]
                6470 Sycamore Court North, Maple Grove, MN 55369
                ------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 2003

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF INSIGNIA SYSTEMS, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Insignia Systems, Inc. (the "Company"), a Minnesota corporation, will be held on Tuesday, May 20, 2003 at 9:00 a.m., Central Daylight Savings Time, at the Radisson Hotel & Conference Center, 3131 Campus Drive, Plymouth, Minnesota, for the following purposes:

     1. To approve an amendment to the Company's Articles of Incorporation, which provides that the Board shall be divided into three classes and each class will serve for a period of three years;

     2. To elect seven directors to serve for a period of up to three years and until their successors are elected;

     3. To approve the 2003 Incentive Stock Option Plan, and the reservation of 350,000 shares for the grant of options under the Plan;

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on March 25, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                       By Order of the Board of Directors


                                       John R. Whisnant
                                       Secretary


Maple Grove, Minnesota
April 8, 2003



         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                         [INSIGNIA SYSTEMS, INC. LOGO]
                ------------------------------------------------

                                 PROXY STATEMENT
             -------------------------------------------------------



         This Proxy Statement is furnished to the shareholders of Insignia Systems, Inc. in connection with the Board of Directors' solicitation of proxies to be voted at the annual meeting of shareholders to be held on May 20, 2003 or any adjournment thereof (the "Meeting"). The mailing of this Proxy Statement to shareholders commenced on or about April 8, 2003.


         All expenses in connection with solicitation of proxies will be borne by the Company. The Company will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies by mail, but directors, officers, and other employees of the Company may also solicit in person, by telephone, by telegraph or by mail. The Company's principal offices are located at 6470 Sycamore Court North, Maple Grove, Minnesota 55369.

         Any proxy may be revoked at any time before it is voted by written notice, mailed or delivered to the Secretary of the Company, or by revocation in person at the Meeting; but if not so revoked, the shares represented by such proxy will be voted in the manner directed by the shareholder. If no direction is made, proxies received from shareholders will be noted "for" the proposals set forth in the Notice of Meeting.

         The Company has 12,202,920 shares of Common Stock, par value $.01 per share (the "Common Stock") outstanding and entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote. Only shareholders of record at the close of business on March 25, 2003 are entitled to vote at the meeting and at any continuation or adjournment thereof. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the meeting will constitute a quorum for the transaction of business.

         Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the greater of: (1) the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business; or (2) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting. Votes cast by proxy or in person at the Meeting will be tabulated at the Meeting to determine whether or not a quorum is present. Abstentions will be treated as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                              SECURITY OWNERSHIP OF
                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table presents information provided to the Company as to the beneficial ownership of Common Stock as of January 31, 2003 (i) by persons known to the Company to hold 5% or more of such stock, (ii) each of the directors of the Company, (iii) each of the executive officers named in the Summary Compensation Table on page 3 and (iv) by all current officers and directors as a group. Beneficial ownership includes shares available for purchase under warrants or options which are either currently exercisable or exercisable within 60 days after January 31, 2003.

Name and Address of                          Amount and Nature of     Percent of
Beneficial Owner                             Beneficial Ownership       Shares
-------------------------------------        --------------------     ----------

5% Shareholders
---------------
Perkins Capital Management, Inc.                  1,253,642(1)           10.6%
730 East Lake Street
Wayzata, MN 55391

W. Robert Ramsdell                                  936,550(2)            7.9%
6740 Sycamore Court North
Maple Grove, MN 55369l

Perkins Opportunity Fund                            725,000(1)            6.2%
730 East Lake Street
Wayzata, MN 55391

Directors and Executive Officers
--------------------------------
Scott F. Drill                                      505,406(3)            4.1%

Gary L. Vars                                        271,120(4)            2.3%

Frank D. Trestman                                   175,000(5)            1.5%

Erwin A. Kelen                                      170,000(6)            1.4%

John R. Whisnant                                     90,839(7)            *

Gordon F. Stofer                                     26,814(8)            *

Donald J. Kramer                                          -               *

All current Directors and Officers as a Group     2,175,729(9)           18.2%
(9 persons)

---------------------------
     * Indicates less than one percent.
   (1) Perkins Opportunity Fund is affiliated with Perkins Capital Management, Inc.
   (2) Includes 15,000 shares subject to options which are currently exercisable. Mr. Ramsdell is also a director.
   (3) Includes 475,000 shares subject to options which are currently exercisable.
   (4) Includes 215,000 shares subject to options and 15,000 shares subject to warrants which are currently exercisable, and 4,650 shares owned by Mr. Vars' spouse, as to which he disclaims beneficial ownership.
   (5) Includes 30,000 shares subject to options and 25,000 shares subject to warrants which are currently exercisable. Also includes 40,000 shares held in trust for Mr. Trestman's spouse and children and 50,000 shares subject to warrants currently exercisable by the trust, as to which Mr. Trestman disclaims beneficial ownership.
   (6) Includes 30,000 shares subject to options and 75,000 shares subject to warrants which are currently exercisable and 30,000 shares held in trust for Mr. Kelen's children, as to which he disclaims beneficial ownership.
   (7) Includes 66,334 shares subject to options which are currently exercisable and 1,250 shares owned by Mr. Whisnant's children, as to which he disclaims beneficial ownership.
   (8) Consists of 25,000 shares subject to options which are currently exercisable.
   (9) Includes 856,334 shares subject to options and 115,000 shares subject to warrants currently exercisable by officers and directors of the Company, 30,000 shares held in trust for the children of a director, 40,000 shares and 50,000 shares subject to warrants which are currently exercisable held in trust for the spouse and children of another director, 1,250 shares held by an officer's children and 4,650 shares held by the spouse of another director.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table shows, for the fiscal years ending December 31, 2000, 2001 and 2002, the cash compensation paid by the Company, as well as certain compensation paid or accrued for such years, to Scott F. Drill, the Company's President and Chief Executive Officer, and to each other executive officer of the Company (together with Mr. Drill, the "Named Executives") whose total cash compensation exceeded $100,000 during 2002 in all capacities in which they served:

                           SUMMARY COMPENSATION TABLE

                                                                                         Long-Term
                                                       Annual Compensation(1)           Compensation
                                Fiscal Year        -------------------------------    -----------------
                                   Ended                                                Stock Options          All Other
Name and Position               December 31,         Salary          Commission           and Awards         Compensation(2)
--------------------------    -----------------    ----------    -----------------    -----------------    -------------------
Scott F. Drill,                     2002             $275,000           --                 50,000                 $3,180
President and Chief                 2001             $250,000           --                 75,000                   $360
Executive Officer                   2000             $216,670           --                   --                     $300

Gary L. Vars,                       2002             $250,000         $24,521              50,000                   $792
Chairman of the Board of            2001             $225,000           --                100,000                 $1,386
Directors; President,               2000             $187,667           --                     --                   $899
POPS Division

John R. Whisnant,                   2002             $142,917           --                 10,000                 $9,279
Vice President of                   2001             $135,000           --                 10,000                $10,039
Administration and                  2000             $125,000           --                   --                   $6,290
Secretary

--------------------------
(1) No bonuses have been paid for the last three fiscal years.
(2) Includes amounts for car allowance and payment of life insurance premiums.

CHANGE IN CONTROL AGREEMENTS

         Messrs. Drill, Vars and Whisnant have Change in Control Agreements with the Company. The agreements provide that, following a change in control of the Company, they will receive severance payments equal to two years' salary for Messrs. Drill and Vars, and one year's salary for Mr. Whisnant, if they are terminated without cause, or if they voluntarily terminate for "good reason," defined in the agreement to include demotion, reduction in salary or benefits, relocation, and certain other events. In addition, Messrs. Drill's and Vars' agreements provide that they will receive their severance payments if they voluntarily terminate their employment for any reason following a hostile takeover of the Company.

                                  STOCK OPTIONS

         The Company's 1990 Stock Plan (the "1990 Plan") provides for the granting of stock options or restricted stock awards to key employees, consultants and directors. An aggregate of 2,470,000 shares of common stock have been issued or reserved for issuance under the Plan. On February 24, 2003, the Board of Directors adopted the 2003 Incentive Stock Option Plan (the "2003 Plan"), to replace the 1990 Plan. All future incentive stock option grants will be made under the 2003 Plan, provided the shareholders approve the 2003 Plan at the Meeting. See Item III in this Proxy Statement.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                     % of Total                                               Potential Realizable
                                       Options                                                  Value at Assumed
                   Number of         Granted to                                               Annual Rates of Stock
                    Shares          Employees in                                             Price Appreciation for
                  Covered by         Fiscal Year          Exercise                                 Option Term
                    Option              Ended              Price           Expiration        ------------------------
Name               Grants(1)        Dec. 31, 2002       Per Share(2)          Date              5%           10%
--------------    ------------     ----------------    ---------------    -------------      ------------------------
Scott F.             50,000             12.5%                $9.30         5/22/2012         $292,436     $741,090
Drill

Gary L. Vars         50,000             12.5%                $9.30         5/22/2012         $292,436     $741,090

Denni J.             40,000             10.0%               $10.61        12/02/2012         $266,903     $676,384
Lester

John R.              10,000              2.5%                $9.30         5/22/2012          $58,487     $148,218
Whisnant

--------------------------
(1) All option grants vest at the rate of 33.33% per year over three years.
(2) Equal to the market value of the Company's Common Stock on the date of grant.


          AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                             Number of                      Value of Unexercised
                                                        Unexercised Options                 In-the-Money Options
                           Shares                       at December 31, 2002               at December 31, 2002(1)
                          Acquired       Value     -------------------------------    ----------------------------------
Name                     On Exercise    Realized   Exercisable    Unexercisable        Exercisable      Unexercisable
-----------------------  -----------    --------   -----------    -------------        -----------      -------------
Scott F. Drill               --            --         475,000         50,000            $3,957,800        $58,500
Gary L. Vars               10,000       $43,050       215,000         50,000            $1,265,125        $58,500
Denni J. Lester              --            --           --            40,000               --               --
John R. Whisnant           12,000       $76,200        66,334         16,666              $588,028        $29,032

-----------------------
(1) Based on the market price of $10.47 per share for the Company's Common Stock on December 31, 2002.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                                  (c)
                                           (a)                                           Number of Securities
                                  Number of Securities              (b)                 Remaining Available for
                                    to be Issued Upon        Weighted-Average            Future Issuance under
                                       Exercise of           Exercise Price of         Equity Compensation Plans
                                   Outstanding Options      Outstanding Options,         (Excluding Securities
         Plan Category             Warrants and Rights      Warrants and Rights         Reflected in Column (a))
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders            2,196,639                   $5.64                      15,623(1)

Equity compensation plans not
approved by security holders                0                         0                            0

Total                                   2,196,639                   $5.64                      15,623(1)
-------------------------------------------------------------------------------------------------------------------

(1) Does not include 350,000 additional shares proposed to be authorized under the 2003 Incentive Stock Option Plan as described in Item III in this Proxy Statement.


           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

         The Compensation Committee of the Board of Directors (the "Committee") operates pursuant to a Charter adopted by the Board of Directors on February 24, 2003. The Charter includes a mission statement which states that the Committee's mission is to ensure that the Company's executive officers are compensated consistent with the following philosophy and objectives: (1) to support the Company's overall business strategy and objectives; (2) to attract, retain and motivate the best executives in the Company's industry; (3) to promote the Company's pay-for-performance philosophy; and (4) to ensure that the Company's compensation programs and practices are of the highest quality and designed with full consideration of all accounting, tax, securities law, and other regulatory requirements.

         Pursuant to the Charter, the Committee is appointed by the Board and is comprised of between three and five outside directors. The main duties of the Committee, as described in the Charter, are as follows: (1) review and approve annual base salary and incentive compensation levels, employment agreements, and benefits of the Chief Executive Officer and other key executives; (2) review the performance of the Chief Executive Officer; (3) review and assess performance target goals established for bonus plans and determine if goals were achieved at the end of the plan year; (4) act as the administrative committee for the Company's Stock Plans, the Employee Stock Purchase Plan, and any other incentive plans established by the Company; (5) consider and approve grants of incentive stock options, nonqualified stock options, restricted stock or any combination to any employee; and (6) prepare the Report of the Compensation Committee for inclusion in the Annual Proxy Statement.

         It is the intention of the Committee to utilize a pay-for-performance compensation strategy that is directly related to achieving the financial objectives of the Company. The primary elements of the executive compensation program are base salary, annual incentives, and long-term incentives.

BASE SALARY

         Base salaries of the Company's executive officers are intended to be competitive with the median base salaries paid by other corporations similar to the Company and to serve as a platform for performance-based (incentive) pay. Base salaries are determined for executive positions using compensation surveys, taking into account variables such as geography, job comparability, size of the company and nature of the business. In addition to base salary, executive officers are eligible to participate in the Company's employee benefit plans on the same terms as other employees.

ANNUAL INCENTIVES

         No bonuses were paid to executive officers for the three fiscal years ended December 31, 2000, 2001 and 2002. The Company has adopted a bonus plan for its executive officers for 2003. Bonus payments are contingent on the performance of the Company.

LONG-TERM INCENTIVES

         The 1990 Stock Plan, and now the 2003 Incentive Stock Option Plan, are the basis of the Company's long-term incentive plans for executive officers and other key employees. The objective of the plans is to align executives' long-term interests with those of the shareholders by creating a direct incentive for executives to increase shareholder value. The stock option grants allow executives to purchase shares of Company stock at a price equal to the fair market value of the stock on the date of grant over a term of five to ten years. The options generally vest and become exercisable over a period of two to four years following the date of grant. The award of option grants is consistent with the Company's objective to include in total compensation a long-term equity interest for executive officers, with greater opportunity for reward if long-term performance is sustained.

         The Company also maintains the Employee Stock Purchase Plan, pursuant to which eligible employees can contribute up to ten percent of their base pay per year to purchase shares of Common Stock. The shares are issued by the Company at a price per share equal to 85 percent of market value on the first day of the offering period or the last day of the plan year, whichever is lower.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Committee determines compensation for the Chief Executive Officer on an annual basis. Mr. Drill's current base salary was established by the Compensation Committee, and became effective January 1, 2002. The Committee believes that this base salary is consistent and competitive with salaries paid to Chief Executive Officers of companies of similar size and type. Mr. Drill has not received a bonus for the past five years.

CONCLUSION

         The Committee believes that the executive compensation plan discussed in this Proxy Statement is consistent with the overall corporate strategy for continued growth in earnings and shareholder value.

                    SUBMITTED BY THE COMPENSATION COMMITTEE:
 Gordon Stofer, Chairman    Erwin Kelen   W. Robert Ramsdell    Frank Trestman

                             AUDIT COMMITTEE REPORT


         The Audit Committee of the Board of Directors is responsible for providing independent objective oversight of the Company's financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. The Audit Committee is comprised of independent directors, and acts under a written charter first adopted and approved by the Board of Directors on October 23, 1991. On April 7, 2003, the Board of Directors approved a revised charter. A copy of the charter is attached as an appendix. Each of the members of the Audit Committee is independent as defined by the Nasdaq listing standards.

         The Audit Committee reviewed and discussed the audited financial statements with management and Ernst & Young LLP. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The discussions with Ernst & Young LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee discussed with the independent auditors the auditors' independence from management and the Company and considered the compatibility of nonaudit services with the auditors' independence.


         Based on the discussions with management and Ernst & Young LLP, the Audit Committee's review of the representations of management and the report of Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2002 filed with the Securities and Exchange Commission.


                        SUBMITTED BY THE AUDIT COMMITTEE:
                  Erwin Kelen   Gordon Stofer   Frank Trestman

         The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "1993 Act") or the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1993 Act or the 1934 Act.


                                    AUDITORS

         Ernst & Young LLP, independent auditors, have been the Company's auditors since 1990. A representative of Ernst & Young LLP is expected to be present at the Meeting, and will be given the opportunity to make a statement and will be available to answer appropriate questions.

AUDIT AND AUDIT RELATED FEES

         The aggregate fees billed to the Company during fiscal 2002 by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements, reviews of the financial statements included in the Company's Form 10-Q's for fiscal 2002 and services provided in connection with statutory and regulatory filings related to those periods were $69,000. Other consultations including services in connection with the private placement and ValuStix transactions in 2002 were $8,600.

ALL OTHER FEES

         Other than audit fees, the aggregate fees billed to the Company by Ernst & Young LLP for the most recent fiscal year, none of which related to financial information systems design and implementation fees, were $24,400. This figure includes fees for all nonaudit services such as tax-related services. The Audit Committee determined that the non-audit services performed by Ernest & Young LLP are not incompatible with maintaining Ernst & Young LLP's independence with respect to the Company.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company's Common Stock for the five fiscal years beginning December 31, 1997 and ending December 31, 2002, with the cumulative total return on the Nasdaq Stock Market -- U.S. Index and the Russell 2000 Index ("Russell Index") over the same period (assuming the investment of $100 in the Company's Stock, the Nasdaq Stock Market -- U.S. Index and the Russell Index on December 31, 1997 and the reinvestment of all dividends).

                5-YEAR CUMULATIVE TOTAL RETURN COMPARISON AMONG
     INSIGNIA SYSTEMS, THE NASDAQ COMPOSITE INDEX, & THE RUSSELL 2000 INDEX


                                  [LINE GRAPH]

                      Dec-1997         Dec-1998       Dec-1999       Dec-2000       Dec-2001       Dec-2002
                  --------------------------------------------------------------------------------------------
ISIG                   100.0             117.1          278.1          387.9         655.7           817.3
--------------------------------------------------------------------------------------------------------------
Nasdaq Composite       100.0             139.6          259.1          157.3         124.2            85.0
--------------------------------------------------------------------------------------------------------------
Russell 2000           100.0              96.6          115.5          110.6         111.8            87.7
--------------------------------------------------------------------------------------------------------------

                                     ITEM I
                    APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                            ARTICLES OF INCORPORATION

         The Board of Directors has approved, and is recommending to the shareholders for approval at the Meeting, an amendment to Article V of the Articles of Incorporation, to divide the Board of Directors into three separate "classes". The members of each class would serve for a term of three years, with one class to be elected each year. The directors of the Company currently serve until their successors are elected, or until their prior resignation, removal or incapacity.

PURPOSES AND EFFECTS OF PROPOSED CHANGE IN THE ELECTION AND TERM OF DIRECTORS

         The Board of Directors believes that the three-year staggered terms provide stability and will ensure that a majority of the Company's directors at any given time have prior experience as directors of the Company. Directors who have experience with the Company and knowledge about its business are a valuable resource and are better positioned to make the fundamental decisions that are best for the Company and its shareholders. The Board observes that numerous well-respected U.S. corporations and institutional investors have classified boards.

         In addition, the Board of Directors believes that electing directors to staggered three-year terms enhances long-term strategic planning. The Board continuity made possible by the classified board structure is essential to the proper oversight of the Company. The Board of Directors believes a classified board is appropriate for the Company and ensures responsible, knowledgeable representation of the long-term interests of the Company and its shareholders. The annual election of only one-third of the Board also helps to prevent abrupt changes in corporate policies, based on misplaced short-term objectives that might result if the entire Board could be replaced in one year.

         Moreover, the Board believes that electing directors to three-year terms enhances the independence of non-management directors by providing them with a longer assured term of office. Three-year terms for directors assist the Company in attracting director candidates who are willing to make a longer-term commitment to the Company.

         The Board of Directors also believes that a classified board structure enhances the Board's ability to negotiate the best results for shareholders in a takeover situation. A classified board encourages a person seeking to obtain control of the Company to negotiate with the Board. At least two annual meetings will be required to effect a change in control of the Board. This gives the incumbent directors the time and leverage necessary to evaluate the adequacy and fairness of any takeover proposal, negotiate on behalf of all shareholders, and weigh alternative methods of maximizing shareholder value for all shareholders. It is important to note, however, that although the classified board is intended to cause a person seeking to obtain control of the Company to negotiate with the Board, the existence of a classified board will not, in fact, prevent a person from accomplishing a hostile acquisition.

AMENDMENT TO ARTICLES OF INCORPORATION

         If approved, Article V of the Company's Articles of Incorporation would be amended and restated as follows:

                                    ARTICLE V.
                                    DIRECTORS

                  The board of directors shall be divided into three classes as nearly equal in number as possible. The members of each class shall be elected for a term of three years (or for a shorter period when necessary to ensure that the Board is divided into three equal classes), and until their successors are elected and qualified. One class of directors shall be elected annually.

EFFECTIVE DATE OF PROPOSED AMENDMENT

         The proposed amendment to Article V of the Articles of Incorporation of the Company, if adopted by the required vote of the shareholders, will become effective upon filing with the Minnesota Secretary of State. The directors elected at the Meeting will be designated in classes, with such designation to become effective at the time the amendment becomes effective.

SHAREHOLDER APPROVAL AND BOARD RECOMMENDATION

         The affirmative vote of holders of a majority of the shares of Common Stock present and entitled to vote at the Meeting is required to approve the proposed amendment. If the amendment is not approved by the shareholders, the Company's Articles of Incorporation, which currently do not specify classes or definite terms for directors, will continue in effect and the election and term of directors will not change.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.


                                     ITEM II
                              ELECTION OF DIRECTORS

         Contingent on the effectiveness of the Amendment of Article V of the Articles of Incorporation to divide the Board of Directors into three separate classes, the Board of Directors has fixed at seven the size of the Board of Directors with each director designated in one of three classes. Class One shall be scheduled for reelection in 2004, Class Two in 2005, and Class Three in 2006. The Board has nominated as the management slate the current seven members. It is anticipated that proxies will be voted for the management slate, and that each nominee will serve if elected. Should any nominee be unable to serve, the persons named in the proxies may in their discretion vote for a substitute. If the Amendment does not become effective, each director shall serve until his successor is elected, or until his prior resignation, removal or incapacity.

         The names and ages of the management slate of nominees, their principal occupations and other information is set forth below, based upon information furnished to the Company by the nominees.

                                                                                           To Be Elected to
                                                                           Director       Serve Until Annual
        Name and Age                          Occupation                     Since         Meeting in Year
-----------------------------    --------------------------------------    ----------    ---------------------
Gary L. Vars (62)                Chairman of the Board of Directors,         1999                2004
                                 and President of POPS Division

Scott F. Drill (50)              President and Chief Executive Officer       1998                2004

Erwin A. Kelen (67)              Private Investor, Consultant                1990                2005

Gordon F. Stofer (56)            Managing General Partner, Cherry            1990                2005
                                 Tree Ventures

Donald J. Kramer (70)            Private Investor, Consultant                2002                2006

W. Robert Ramsdell (62)          Private Investor, Consultant                1999                2006

Frank D. Trestman (68)           Private Investor, Consultant                1990                2006
----------------------

BUSINESS EXPERIENCE

         Gary L. Vars has been Chairman of the Board of Directors since March 2001, and President of the POPS Division since December 2002. From September 1998 to December 2002, he was Executive Vice President and General Manager of the POPS Division. Prior to joining the Company in 1998, Mr. Vars spent 22 years as a marketing and business development consultant to Fortune 500 companies. From 1966 to 1976, Mr. Vars held various management positions at the Pillsbury Co., including Director of Marketing and New Product Development, Grocery Products Division.

         Scott F. Drill has been President and Chief Executive Officer of the Company since February 24, 1998. From May 1996 to December 2002, he was also a partner in Minnesota Management Partners, a venture capital firm located in Minneapolis, Minnesota. Mr. Drill co-founded Varitronic Systems, Inc. in 1983, and was its President and CEO until it was sold in 1996. Prior to starting Varitronics, Mr. Drill held senior management positions in sales and marketing at Conklin Company and Kroy, Inc.

         Erwin A. Kelen has been a director of the Company since August 1990. Since October 1990, Mr. Kelen has served as President of Kelen Ventures, a venture capital investment and consulting firm located in Minneapolis, Minnesota. From January 1984 to October 1990, Mr. Kelen was President and Chief Executive Officer of DataMyte Corporation, a manufacturer of computerized factory data collection systems based in Minneapolis, Minnesota. He is a director of Printronix, Inc., a manufacturer of printers for computer based systems located in Irvine, California; Computer Network Technologies, Inc., a Minneapolis-based designer and manufacturer of high-speed computer networking equipment; and CyberOptics Corp., a Minneapolis-based manufacturer of laser sensors and sensor systems.

         Donald J. Kramer was appointed to the Board in December 2002. Until 1996, he was a principal of TA Associates, a private equity capital firm located in Boston, Massachusetts. He is also a director of Micro Component Technology, Inc., a manufacturer of semiconductor handling and testing equipment based in St. Paul, Minnesota.

         W. Robert Ramsdell has been a director of the Company since October 1999. Mr. Ramsdell has been engaged in private investments in micro cap companies since 1990. From 1970 to 1990, Mr. Ramsdell was in the institutional equity business where he became senior partner in 1973 as director of research and Los Angeles Office manager of Cantor Fitzgerald & Co and retired in 1990. He has been financial advisor to many companies including Occupational Urgent Care Systems (OUCH) and Preferred Voice.

         Gordon F. Stofer has been a director of the Company since February 1990. Since 1980, Mr. Stofer has been the managing general partner of Cherry Tree Investments, Inc., a venture capital and investment banking firm located in Minneapolis, Minnesota. Mr. Stofer has been a director of numerous public and private companies over the past 25 years.


         Frank D. Trestman has been a director of the Company since August 1990. Since November 1986, Mr. Trestman served as President of Trestman Enterprises, a Minneapolis-based investment and consulting firm. Mr. Trestman is Chairman of The Avalon Group, a developer of retail shopping centers located in Minneapolis, Minnesota. He also serves as a director of Best Buy Co., Inc., a national retailer of consumer electronic products based in Minneapolis, Minnesota, and Metris Companies, Inc., located in Minneapolis, Minnesota, an information-based direct marketer of consumer credit products, extended service plans and other fee based products and services to moderate income consumers.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met four times during 2002. Each director attended at least 75% of all meetings of the Board and committees of the Board on which he served.

         The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The Audit Committee consists of Mr. Kelen, Mr. Stofer and Mr. Trestman. The Audit Committee met four times in fiscal 2002 and has met three times since December 31, 2002 to review the 2002 audit plan, review the results of operations for 2002 prior to the year-end press release, and to review the 2002 Audit Report and the required annual communications from the Company's independent auditors. These meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company's independent auditors, Ernst & Young LLP. Among other duties, the Audit Committee reviews and evaluates significant matters relating to the audit and the internal controls of the Company, reviews the scope and results of audits by, and the recommendations of, the Company's independent auditors and approves additional services to be provided by the auditors. See the Report of the Audit Committee in this Proxy Statement.

         The Compensation Committee consists of Mr. Kelen, Mr. Stofer, Mr. Ramsdell and Mr. Trestman. Among other duties, the Compensation Committee reviews the compensation of the Company's officers and approves option grants to employees. The Committee met four times during 2002. See the Report of the Compensation Committee in this Proxy Statement.

         The Nominating and Governance Committee was formed in December 2002 and consists of Mr. Kelen, Mr. Stofer and Mr. Trestman. The Committee met once in 2002. It reviews and approves nominees for election of directors, and other matters relating to the governance of the Company. The Committee will consider nominees proposed by the shareholders addressed to the Committee and received before January 1 of the year of the next Annual Meeting.

COMPENSATION OF DIRECTORS

         Prior to 2003, the Company's directors did not receive any fees for their service on the Board of Directors, other than reimbursement of reasonable out-of-pocket expenses incurred on behalf of the Company. Beginning in 2003, outside directors will receive a fee of $10,000 per year and $1,000 for each Board meeting that they attend. In addition, the Chair of each committee will receive $1,000 for each meeting of the committee, and members of the committee will receive $500 for each meeting of the committee, that they attend. The 2003 Incentive Stock Option Plan provides for the grant to each non-employee director of a non-qualified option to purchase 10,000 shares of common stock at the time the director is first elected or appointed to the Board, and grants of non-qualified options for 5,000 shares each year that the director is re-elected. All grants have an exercise price equal to the closing market price on the date of grant.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF THE MANAGEMENT SLATE OF NOMINEES.

                                    ITEM III
                  APPROVAL OF 2003 INCENTIVE STOCK OPTION PLAN

         On February 24, 2003, the Board of Directors adopted, subject to shareholder approval, the 2003 Incentive Stock Option Plan (the "2003 Plan"). The 2003 Plan replaces the 1990 Stock Plan (the "1990 Plan"). Substantially all of the shares reserved for issuance under the 1990 Plan were either issued or covered by outstanding options, and the 1990 Plan included a number of provisions that had become obsolete. The Board of Directors deemed it prudent to adopt a new plan containing all provisions currently required by applicable laws and regulations, and to permit the continued grant of options to attract, retain and motivate key employees and directors.

         Options previously granted under the 1990 Plan will remain in effect until they are exercised or expire according to their terms. All future option grants will be made under the 2003 Plan, provided the shareholders approve the 2003 Plan at the Annual Meeting.

SUMMARY OF THE PLAN

         The 2003 Plan provides for the granting of stock options to employees, non-employee directors, consultants and advisors. There are currently 140 employees, and five non-employee directors, who are eligible to receive options under the 2003 Plan. An aggregate of 350,000 shares of Common Stock have been issued or reserved for issuance under the 2003 Plan. Shares covered by expired or terminated stock options may be used for subsequent awards under the 2003 Plan.

         The 2003 Plan is administered by the Compensation Committee, whose members are appointed by the Board. The Committee has the power to select recipients, make grants of stock options, and adopt regulations and procedures for the 2003 Plan. Non-employee directors receive automatic option grants for 10,000 shares in the year in which they are first appointed or elected to the Board, and option grants for 5,000 shares each year they are re-elected.

         The 2003 Plan permits the grant of both stock options that qualify as "incentive stock options" under the Internal Revenue Code and options that do not so qualify ("non-qualified options"). Incentive stock options differ as to their tax treatment and are subject to a number of limitations under the Internal Revenue Code. Incentive stock options may only be granted to employees, and may not be granted with an exercise price less than 100% of the fair market value of the Common Stock on the date of the grant (or, for an option granted to a person holding more than 10% of the Company's voting stock, at less than 110% of fair market value). The 2003 Plan states that the maximum number of shares for which any person may be granted options in any year shall not exceed 100,000 shares.

         Following an optionee's death or disability, the optionee's options may be exercised by the optionee (or the optionee's legal representative or legatee) for a period of one year or until the expiration of the stated term of the option, whichever is less. If an optionee's employment with the Company terminates for any other reason, the optionee's options will remain exercisable for 90 days or until the expiration of the stated term, whichever is less, except if such optionee is terminated for conduct which is contrary to the best interest of the Company, or violates any written nondisclosure agreement, the optionee's options will immediately terminate. Options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of an optionee may be exercised only by the optionee.

         The term of each option, which is fixed by the Committee at the time of grant, may not exceed ten years from the date the option is granted (except that an incentive option granted to a person holding more than 10% of the Company's voting stock may be exercisable only for five years). Options may be made exercisable in whole or in installments, as determined by the Committee. The vesting of options will be accelerated upon a change in control of the Company.

FEDERAL INCOME TAX TREATMENT

         Generally the grant of either an incentive stock option or a non-qualified option under the 2003 Plan will not cause recognition of income by the optionee or entitle the Company to an income tax deduction. Upon exercise of an option, the tax treatment will generally vary depending on whether the option is an incentive stock option or a non-qualified option. The exercise of an incentive stock option will generally not cause recognition of income by the optionee or entitle the Company to a tax deduction. However, the amount by which the fair market value of the shares obtained exceeds the exercise price on the date of exercise is an item of tax preference to the optionee for alternative minimum tax purposes.

         The exercise of a non-qualified option will generally cause the optionee to recognize taxable income equal to the difference between the exercise price and the fair market value of the stock obtained on the day of exercise. The Company must then in most cases obtain from the optionee funds to meet tax withholding requirements arising from that income recognition. The exercise of a non-qualified option will also generally entitle the Company to an income tax deduction equal to the amount of the income recognized by the exercising option holder.

         The foregoing discussion of the federal income tax treatment of options is necessarily general and any option holder should consult his tax advisor as to his own particular circumstances and applicable laws and regulations.

REGISTRATION WITH THE SEC

         Upon approval of the 2003 Plan, the Company will file a Registration Statement on Form S-8 with the SEC to register the 350,000 shares reserved under the 2003 Plan.

SHAREHOLDER APPROVAL AND BOARD RECOMMENDATION

         Approval of the 2003 Plan requires the affirmative vote of a majority of the shares present and entitled to vote at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 2003 STOCK OPTION PLAN.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and 10% shareholders to file reports with the Securities and Exchange Commission concerning their initial beneficial ownership and changes in beneficial ownership of Company securities. To the Company's knowledge, all such reports were filed in a timely manner for 2002.


                                 OTHER BUSINESS

         The Management of the Company knows of no matters other than the foregoing to be brought before the Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

                              SHAREHOLDER PROPOSALS

         The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to issuers, to present proposals for shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by issuer action in accordance with the proxy rules. The Company's next meeting of Shareholders (for the year ending December 31, 2003) is expected to be held on or about May 18, 2004 and proxy materials in connection with that meeting are expected to be mailed on or about April 1, 2004. Any shareholder proposals prepared in accordance with the proxy rules for inclusion in the Company's proxy materials must be received by the Company on or before December 1, 2003.


         The Company's Annual Report on Form 10-K/A for the year ended December 31, 2002 is being mailed to shareholders with this Proxy Statement.


                                       By Order of the Board of Directors


                                       John R. Whisnant
                                       Secretary

                                   APPENDIX I

                             INSIGNIA SYSTEMS, INC.

                         REVISED AUDIT COMMITTEE CHARTER


                             REVISED: APRIL 7, 2003


A.       PURPOSE

The Audit Committee (the "Committee") shall be responsible for assisting the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, the investment community, and others by overseeing:

         o the Company's financial statements and the financial reporting process;

         o        the systems of internal accounting and financial controls;



         o the annual independent audit of the Company's financial statements;

         o        the independent auditor's qualifications and independence; and

         o the Company's compliance with legal, ethical and regulatory requirements.


In fulfilling its purpose, the Committee shall maintain free and open communication between the Committee, independent auditors and management of the Company. The Company shall provide funding to the Committee necessary for it to perform its responsibilities.


B.       MEMBERSHIP

         1. APPOINTMENT. The members of the Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom shall be independent of management and the Company.

         2. INDEPENDENCE. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company, and they meet the relevant independence requirements of SEC and Nasdaq rules. Among other things, members shall not accept any consulting, advisory or other compensatory fee from the Company, other than as a director, and shall not be an affiliated person of the Company or its subsidiaries.

         3. FINANCIAL LITERACY. All Committee members shall be financially literate, meaning they shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, or meet such other standard required by applicable law (including SEC and Nasdaq rules). At least one member shall be a "financial expert", as defined by SEC and Nasdaq rules. The Committee Chair shall have accounting or financial expertise.

C.       RESPONSIBILITIES AND AUTHORITIES

         1. ROLES OF COMMITTEE, MANAGEMENT, INDEPENDENT AUDITOR. The primary responsibility of the Audit Committee shall be to oversee the Company's financial reporting process on behalf of the Board and report the result of their activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

         2. REGULAR MEETINGS. The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may request any officer or employee of the Company, or the Company's outside counsel or external auditor, to attend a meeting or meet with any members of, or consultants to, the Committee. The Committee shall keep minutes and other relevant documentation of all meetings held.

         3. AUTHORITY TO ENGAGE INDEPENDENT COUNSEL. The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and to retain outside counsel or other experts for this purpose.

         4. FLEXIBILITY. In carrying out its responsibilities, the Committee shall ensure its policies and procedures remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

         5.       INDEPENDENT AUDITORS. The Committee shall:

                  a. be directly responsible for appointing, setting compensation, evaluating and, where appropriate, replacing the independent auditors. The independent auditors shall report directly to the Committee.

                  b. be directly responsible for the oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting.

                  c. pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform non-audit services not permitted by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is given must be presented to the full Committee at its next scheduled meeting.

                  d. at least annually, review a report by the independent auditors describing:

                           i. the independent auditor's internal quality control procedures;

                           ii. any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

                           iii. all relationships between the independent auditor and the Company (to assess the independent auditor's independence).

                  e. set clear hiring policies for employees or former employees of the independent auditors that meet the SEC and Nasdaq rules and regulations.

                  f. have and foster a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders.

         6. RECURRING PROCESSES. The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth with the understanding that the Committee may supplement them as appropriate. The Committee shall set a schedule to complete these processes at the appropriate time during the year.

                  The Committee shall:


                  a. discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

                  b. discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs.

                  c. periodically meet separately with management and the independent auditors to discuss issues and concerns warranting committee attention.

                  d. provide sufficient opportunity for the independent auditors to meet privately with the members of the committee.


                  e. review with the independent auditor any audit problems or difficulties and management's response.

                  f. receive a report from the independent auditor, prior to the filing of its audit report with the SEC, on all critical accounting policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

                  g. review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

                  h. review and discuss earnings press releases prior to issuance.

                  i. review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q.

                  j. discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                  k. review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

                  l. discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                  m. establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

                  n.       review and approve all related-party transactions.

                  o. receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

                  p. prepare its report to be included in the Company's annual proxy statement, as required by SEC regulations.


D.       ANNUAL REVIEW

The Committee shall review and reassess this Charter at least annually and recommend any updates or changes to Board of Directors for approval. The Committee also shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

                                   APPENDIX II

                             INSIGNIA SYSTEMS, INC.
                        2003 INCENTIVE STOCK OPTION PLAN
                (Adopted by Board of Directors February 24, 2003)


     1. PURPOSE. The purpose of this Plan is to provide a means whereby Insignia Systems, Inc. (the "Company"), may be able, by granting options to purchase stock in the Company, to attract, retain and motivate capable and loyal employees, directors, consultants and advisors of the Company and its subsidiaries, for the benefit of the Company and its shareholders. Both incentive stock options which qualify for favorable tax treatment under Section 422 of the Internal Revenue Code (the "Code"), and nonqualified stock options which do not qualify for favorable tax treatment, may be granted under the Plan.

     2. RESERVATION OF SHARES. A total of 350,000 shares of the authorized but unissued shares of Common Stock of the Company, par value $.01 per share, is reserved for issue upon the exercise of options granted under the Plan. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares covered thereby shall become available for additional options which may be issued to persons eligible under the Plan so long as it remains in effect. Shares reserved for issue as provided herein shall cease to be reserved upon termination of the Plan.

     3. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee shall be appointed by the Board of Directors and shall be comprised solely of two or more "non-employee directors" within the meaning of SEC Rule 16b-3. Each member of the Committee shall also be an "outside director" within the meaning of Code
Section 162(m). The Committee shall have the full power to construe and interpret the Plan and to establish and amend rules and regulations for its administration. The Committee shall determine which persons shall be granted options hereunder, the number of shares for which each option shall be granted, the types of options to be granted, and any limitations on the exercise of options in addition to those imposed by this Plan. The Committee may also waive any restrictions on the exercise of outstanding options and approve amendments to outstanding options, provided there is no conflict with the terms of the Plan. The Committee shall apply such criteria as it deems appropriate in determining the persons to whom options are granted and the number of shares to be covered by each option.

     4. ELIGIBILITY. An option may be granted to any employee, director, consultant or advisor of the Company or its subsidiaries, except that no consultant or advisor shall be granted options in connection with the offer and sale of securities in a capital raising transaction on behalf of the Company. The maximum number of shares for which any person may be granted options under the Plan in any year is limited to 100,000 shares.

     5. OPTION GRANTS TO OUTSIDE DIRECTORS. Each outside director of the Company shall automatically be granted an option to purchase 10,000 shares of Common Stock immediately upon first being appointed or elected as a director. Each outside director shall also automatically be granted an option to purchase 5,000 shares of Common Stock immediately upon each re-election as a director, or on the anniversary of the prior year's grant in any year in which there is no meeting of the shareholders at which directors are elected. In no event shall a director receive more than one grant in any fiscal year.

     The period within which an option granted to an outside director must be exercised shall be the earlier of (a) five years from the date of grant, or (b) 90 days after the director ceases to be a director for any reason. Options granted to outside directors shall be immediately exercisable in full when granted.

     6. EXERCISE PRICE. The per share exercise price for each option shall be determined by the Committee at the time of grant, provided that the per share exercise price for any incentive stock option, and any option granted to an outside director, shall be not less than the fair market value of the Common Stock on the date the option is granted. In making such determination, the Committee shall rely on market quotations, if available, but if not available, upon independent appraisals of the stock or such other information deemed appropriate by the Committee.

     7. CHANGES IN PRESENT STOCK. In the event of a recapitalization, merger, consolidation, reorganization, stock dividend, stock split or other change in capitalization affecting the Company's present capital stock, appropriate adjustment may be made by the Committee in the number and kind of shares and the option price of shares which are or may become subject to options granted or to be granted hereunder.

     8. EXERCISE OF OPTION. Receipt by the Company of a written notice from an optionee, specifying the number of shares to be purchased, and accompanied by payment of the purchase price for such shares, shall constitute exercise of the option as to such shares. The date of receipt by the Company of such written notice shall be the date of exercise of the option. The Company may accept payment from a broker and, upon receipt of written instructions from the optionee, deliver the purchased shares to the broker.

     9. OPTION AGREEMENT PROVISIONS. Each option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the optionee, and shall be subject to the following terms and conditions, and such other terms and conditions as may be prescribed by the Committee:

          (a) PAYMENT. The full purchase price of the shares acquired upon exercise of an option shall be paid in cash, certified or cashier's check, or in the form of Common Stock of the Company with a market value equal to the option exercise price and free and clear of all liens and encumbrances.

               The Committee in its sole discretion may also permit the "cashless exercise" of an option. In the event of a cashless exercise, the optionee shall surrender the option to the Company, and the Company shall issue the optionee the number of shares determined as follows:

                    X = Y (A-B) /A where:

                    X = the number of shares to be issued to the optionee.

                    Y = the number of shares with respect to which the option is being exercised.

                    A = the closing sale price of the Common Stock on the date of exercise, or in the absence thereof, the fair market value on the date of exercise.

                    B = the option exercise price.

          (b) EXERCISE PERIOD. The period within which an option must be exercised shall be fixed by the Committee, and shall not exceed ten years from the date of grant for an incentive stock option. The Committee may provide that an option will vest and become exercisable upon the completion of specified periods of employment, or the attainment of specified performance goals. To the extent exercisable, an option may be exercised in whole or in part. Outstanding unvested options shall become immediately exercisable in full in the event the Company is acquired by merger, purchase of all or substantially all of the Company's assets, or purchase of a majority of the outstanding stock by a single party or a group acting in concert.

          (c) RIGHTS OF OPTIONEE BEFORE EXERCISE. The holder of an option shall not have the rights of a shareholder with respect to the shares covered by his or her option until such shares have been issued to him or her upon exercise of the option.

          (d) NO RIGHTS TO CONTINUED EMPLOYMENT. Nothing in the Plan or in any Stock Option Agreement entered into pursuant hereto shall be construed to confer upon any optionee any right to continue in the employ of his or her employer or interfere in any way with the right of his or her employer to terminate his or her employment at any time.

          (e) DEATH OF OPTIONEE. Upon the death of an optionee, the option, or any portion thereof, may be exercised to the extent the optionee was entitled to do so at the time of the optionee's death, by his or her executor or administrator or other person entitled by law to the optionee's rights under the option, at any time within one year subsequent to the date of death. The option shall automatically expire one year after the optionee's death to the extent not exercised.

          (f) DISABILITY OF OPTIONEE. If an optionee is an employee of the Company or its subsidiaries, and if the optionee's employment is terminated due to his or her disability, the optionee may, within one year of such termination, exercise any unexercised portion of the option to the extent he or she was entitled to do so at the time of such termination. The option shall automatically expire one year after such termination to the extent not exercised.

          (g) OTHER TERMINATION OF EMPLOYMENT. If an optionee is an employee of the Company or its subsidiaries, and if the optionee's employment is terminated other than by death, disability, or conduct which is contrary to the best interests of his or her employer, the optionee may, within 90 days of such termination, exercise any unexercised portion of the option to the extent he or she was entitled to do so at the time of such termination. The option shall automatically expire 90 days after such termination to the extent not exercised. If the optionee's employment is terminated by his or her employer for conduct which is contrary to the best interests of his or her employer, or if the optionee violates any written nondisclosure agreement with his or her employer, as determined in either case by the optionee's employer in its sole discretion, the unexercised portion of the optionee's option shall automatically expire at that time. Inter-company transfers and approved leaves of absence for up to 90 days shall not be considered termination of employment.

          (h) NON-TRANSFERABILITY OF OPTION. No option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and each option shall be exercisable during the optionee's lifetime only by the optionee. No option may be attached or subject to levy by an optionee's creditors.

          (i) DATE OF GRANT. The date on which the Committee approves the granting of an option shall be considered the date on which such option is granted.

     10. ADDITIONAL PROVISIONS FOR INCENTIVE STOCK OPTIONS.

          (a) DOLLAR LIMIT. Each option granted to an employee shall constitute an incentive stock option, provided that no more than $100,000 of such options (based upon the fair market value of the underlying shares as of the date of grant) can first become exercisable for any employee in any calendar year. To the extent an option grant exceeds the $100,000 limitation, it shall constitute a non-qualified stock option. Each Stock

               Option Agreement with an employee shall specify the extent to which it is an incentive and/or non-qualified stock option. For purposes of applying the $100,000 limitation, options granted under this Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation shall be included.

          (b) TEN PERCENT SHAREHOLDERS. No incentive stock option shall be granted to any employee who at the time directly or indirectly owns more than 10 percent of the combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation, unless the exercise price is not less than 110 percent of the fair market value of such stock on the date of grant, and unless the option is not exercisable more than five years after the date of grant.

     11. RESTRICTIONS ON TRANSFER. During any period in which the offering of the shares under the Plan is not registered under federal and state securities laws, an optionee shall agree in his or her option agreement that he or she is acquiring shares under the Plan for investment purposes, and not for resale, and that the shares cannot be resold or otherwise transferred except pursuant to registration or unless, in the opinion of counsel for the Company, registration is not required.

     Any restrictions upon shares acquired upon exercise of an option pursuant to the Plan and the Stock Option Agreement shall be binding upon the optionee, and his or her heirs, executors, and administrators. Any stock certificate issued under the Plan which is subject to restrictions shall be endorsed so as to refer to the restrictions on transfer imposed by the Plan, and by applicable securities laws.

     12. WITHHOLDING OF TAXES. The Company shall make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation to withhold in connection with any option including, but not limited to, withholding a portion of the shares issuable on exercise of an option, or requiring the optionee to pay to the Company, in cash, an amount sufficient to cover the Company's withholding obligations.

     13. DURATION OF PLAN. The Plan shall terminate ten years after the date of its adoption by the Board of Directors, unless sooner terminated by issuance of all shares reserved for issuance hereunder, or by the Board of Directors pursuant to Section 13. No option shall be granted under the Plan after such termination date.

     14. TERMINATION OR AMENDMENT OF THE PLAN. The Board of Directors may at any time terminate the Plan, or make such modifications to the Plan as it shall deem advisable. No termination or amendment of the Plan may, without the consent of the optionee to whom any option shall previously have been granted, adversely affect the rights of such optionee under such option.

     15. SHAREHOLDER APPROVAL. The Board of Directors shall submit the Plan to the shareholders for their approval within 12 months of the date of its adoption by the Board. Options granted prior to such approval are contingent on receipt of such approval, and shall automatically lapse if such approval is not granted. The Board shall also submit any amendments to the shareholders for approval if required by applicable law or regulation.

     16. INTERPRETATION. The Plan shall be interpreted in accordance with Minnesota law.

                         [INSIGNIA SYSTEMS, INC. LOGO]


                        ANNUAL MEETING OF STOCKHOLDERS

                             TUESDAY, MAY 20, 2003
                                   9:00 A.M.

                      RADISSON HOTEL AND CONFERENCE CENTER
                               3131 CAMPUS DRIVE
                               PLYMOUTH, MN 55441



[INSIGNIA SYSTEMS, INC. LOGO]
                6470 SYCAMORE COURT NORTH, MAPLE GROVE, MN 55369          PROXY
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 20, 2003.


The shares of stock you hold in your account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

By signing the proxy, you revoke all prior proxies and appoint Scott F. Drill and John R. Whisnant, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.
















                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                              [PLEASE DETACH HERE]

                                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.   To amend Article V of the Articles of Incorporation to establish staggered terms of three years each for the Directors.

     [ ] For                 [ ] Against                   [ ] Abstain
2. Election of   01 Scott F. Drill (1-yr term)      05 Donald J. Kramer (3-yr term)     [ ] Vote FOR          [ ]  Vote WITHHELD
   directors:    02 Gary L. Vars (1-yr term)        06 W. Robert Ramsdell (3-yr term)       all nominees           from all nominees
                 03 Gordon F. Stofer (2-yr term)    07 Frank D. Trestman (3-yr term)        (except as marked)
                 04 Erwin A. Kelen (2-yr term)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,         ---------------------------------------------------
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)        |                                                  |
                                                                                ---------------------------------------------------

3.   To approve the 2003 Incentive Stock Option Plan and the reservation of
     350,000 shares for the grant of options under the Plan.                    [ ] For        [ ] Against       [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION
IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box   [ ]
Indicate changes below:
                                                                                Date _______________________________________________

                                                                                 --------------------------------------------------
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                 --------------------------------------------------
                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name(s) appears on
                                                                                Proxy. If held in joint tenancy, all persons must
                                                                                sign. Trustees, administrators, etc., should include
                                                                                title and authority. Corporations should provide
                                                                                full name of corporation and title of authorized
                                                                                officer signing the proxy.